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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-16
                             POOL PROFILE (4/30/99)

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                                      -------------------   --------------------
                                             Bid                 Tolerance
                                      -------------------   --------------------
AGGREGATE PRINCIPAL BALANCE                 $300,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-May-99
INTEREST RATE RANGE                      5.500% - 9.500%
GROSS WAC                                          7.17%           (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                      25 bps
MASTER SERVICING FEE                             1.7 bps
WAM (in months)                                      358           (+/- 2 month)

WALTV                                                73%           (maximum 80%)

CALIFORNIA %                                         48%           (maximum 50%)
SINGLE LARGEST ZIP CODE CONCENTRATION                 2%           (maximum  3%)

AVERAGE LOAN BALANCE                            $360,000      (maximum $375,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,000,000    (maximum $1,500,000)

CASH-OUT REFINANCE %                                 12%          (maximum  23%)

PRIMARY RESIDENCE %                                  96%           (minimum 92%)

SINGLE-FAMILY DETACHED %                             91%           (minimum 87%)

FULL DOCUMENTATION %                                 90%           (minimum 88%)

UNINSURED (greater than) 80% LTV %                    1%            (maximum 3%)

TEMPORARY BUYDOWNS                                    0%           (maximum  5%)





  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are  approximate  and all  percentages  are expressed as approximate percentages of the Aggregate Principal Balance.

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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-16
                               PRICING INFORMATION

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RATING AGENCIES                                   TBD by Norwest

PASS THRU RATE                                             6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                      21 bps

PRICING DATE                                           29-Apr-99

FINAL STRUCTURE DUE DATE                               11-May-99        9:00 AM

SETTLEMENT DATE                                        28-May-99

ASSUMED SUB LEVELS               AAA                       4.00%         (+-.10)
                                 AA                        1.70%
                                 A                         1.00%
                                 BBB                       0.70%
                                 BB                        0.40%
                                 B                         0.23%

                                         Note:  AAA  Class  will be rated by two
                                         rating  agencies.  AA through B Classes
                                         will be rated by one rating agency.


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-16. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                                     Brad Davis (301)846-8009
                                                    Lori Fountain (301) 846-8185


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